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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 6, 2006
                                                         ---------------


                            TOWER PROPERTIES COMPANY
                            ------------------------
             (Exact name of Registrant as specified in its charter)


        Missouri                    0-18261                    43-1529759
        --------                    -------                    ----------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                         Identification Number)


             911 Main Street, Suite 100, Kansas City, Missouri 64105
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (816) 421-8255
                                                   --------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act

|X|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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ITEM 8.01     OTHER EVENTS

         On January 6, 2006, Tower Properties Company ("Tower Properties") filed a Form 15 with the Securities and Exchange Commission pursuant to Rule 12h-3 under the Securities Exchange Act of 1934 ("Exchange Act") suspending its duty under Section 15(d) to file reports required by Section 13(a) of the Exchange Act and to terminate pursuant to Rule 12g-4 the registration of its common stock, $1.00 par value per share, under Section 12(g) of the Exchange Act.

         Tower Properties is proceeding with the proposed transaction reported on October 26, 2005 to amend its Articles of Incorporation to provide for a reverse 1-for-50 stock split followed immediately by a forward 50-for-1 stock split of its shares of common stock, subject to shareholder approval at a special meeting of shareholders to be held on a date which has not yet been fixed.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        TOWER PROPERTIES COMPANY


Dated: January 6, 2006
                                        By:   /s/  Thomas R. Willard
                                           -------------------------------------
                                              Thomas R. Willard
                                              President and
                                              Chief Executive Officer